Exhibit 99.2

Beyond Li-ion™

SES AI Reports Third Quarter 2024 Earnings; Outlines Commercialization Progress

EV B-Samples Pass Industry Safety Test GB38031

Revenue Pipeline from UAM and Drones

Revenue Pipeline from AI-Accelerated Battery Material Discovery

Strong Balance Sheet Provides Liquidity into 2028

Highlights

●	100Ah Li-Metal cells successfully passed GB38031-2020 global EV safety test
●	UAM (Urban Air Mobility) lines completed Site Acceptance Test (SAT) and signed cell supply agreements including with SoftBank
●	Building earlier revenue pipeline from AI-accelerated battery material discovery for Li-Metal and Li-ion electrolytes
●	FY 2024 cash usage in range of $80M to $95M, down from $100M to $120M

Woburn, MA (October 31, 2024) - SES AI Corporation (“SES AI”) (NYSE: SES), a global leader in the development and manufacturing of high-performance Li-Metal batteries, today announced its third quarter 2024 business results for the quarter ended September 30, 2024.

The Company posted a Letter to Our Shareholders on its Investor Relations website from Founder and CEO Dr. Qichao Hu and Chief Financial Officer Jing Nealis, which provides a business update and details on its third quarter 2024 results.

“SES AI achieved several milestones in the third quarter, including building revenue pipeline from UAM and drones including with one of the world’s largest wireless communication providers, SoftBank. We also passed the GB38031-2020 global EV industry safety tests for its 100Ah Li-Metal cells, a major step towards C-samples and start-of-production for EV,” stated Dr. Qichao Hu, Founder and CEO. “Our ‘All-in on AI strategy’ continues to power our success with our first revenue using our AI-accelerated battery material discovery expected in the fourth quarter of 2024 this year.”

“We continue to be prudent with our cash and expense management. With the actions we implemented during the quarter, we are updating our full year 2024 guidance to account for lower total cash usage in the range of $80 million to $95 million,” Hu added.

The Company will hold a conference call later today at 5:00 p.m. Eastern Time.

A webcast of the live conference call will be available through SES’s Investor Relations website, https://investors.ses.ai. The following link can be used to register in advance for the call: https://events.q4inc.com/attendee/735446404.

The conference call can also be accessed live over the phone by dialing the following numbers:

United States (Toll Free): +1-833-470-1428

International: +1 404-975-4839

https://events.q4inc.com/attendee/735446404

Access Code: 310099

A webcast replay will be available shortly after the call at:

https://investors.ses.ai/events-and-presentations/events/default.aspx.

About SES AI:

SES AI Corp. (NYSE: SES) is powering the future of global electric transportation on land and in the air with the world’s most advanced Li-Metal batteries. SES AI is the first battery company in the world to accelerate its pace of innovation by utilizing superintelligent AI across the spectrum of its business, from research and development; materials sourcing; cell design; engineering and manufacturing; to battery health and safety monitoring. Founded in 2012, SES AI is an Li-Metal battery developer and manufacturer headquartered in Boston and with operations in Singapore, Shanghai, and Seoul. Learn more at SES.AI.

SES AI may use its website as a distribution channel of material company information. Financial and other important information regarding SES AI is routinely posted on and accessible through the Company’s website at www.ses.ai. Accordingly, investors should monitor this channel, in addition to following SES AI’s press releases, Securities and Exchange Commission filings and public conference calls and webcasts.

Forward-Looking Statements

This press release contains statements that SES AI believes are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements relating to expectations for future financial performance, business strategies or expectations for our business. These statements are based on the beliefs and assumptions of the management of SES AI. Although SES AI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, it cannot provide assurance that it will achieve or realize these plans, intentions or expectations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “anticipate”, “believe”, “can”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “may”, “might”, “plan”, “possible”, “potential”, “predict”, “project”,

“seek”, “should”, “strive”, “target”, “will”, “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

You should not place undue reliance on these forward-looking statements. Should one or more of a number of known and unknown risks and uncertainties materialize, or should any of SES AI’s assumptions prove incorrect, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to the following risks: risks related to the development and commercialization of SES AI’s battery technology and the timing and achievement of expected business milestones; risks relating to the uncertainty of achieving and maintaining profitability; risks relating to the uncertainty of meeting future capital requirements; the ability of SES to integrate its products into electric vehicles (“EVs”) and Urban Air Mobility (“UAM"), drones and other applications; the risk that delays in the pre-manufacturing development of SES AI’s battery cells could adversely affect SES AI’s business and prospects; the market for air mobility, and for use of Li-Metal technology in air mobility applications, is still emerging and may not achieve the growth potential we expect;  the risk that the market for SES AI’s AI-based services is still emerging, and its AI programs may not achieve the growth potential SES AI expects;  risks relating to the development of the UAM market and demand for batteries from the UAM industry; potential supply chain difficulties; the ability of SES AI to engage target original equipment manufacturers (“OEMs”) customers successfully and integrate SES AI’s products into EVs manufactured by OEM customers; the ability to obtain raw materials, components or equipment through new or existing supply relationships; our use of artificial intelligence and machine learning may result in legal and regulatory risk;  risks resulting from SES AI’s joint development agreements and other strategic alliances and investments; product liability and other potential litigation, regulation and legal compliance; SES AI’s ability to attract, train and retain highly skilled employees and key personnel; developments in alternative technology or other fossil fuel alternatives; risks related to SES AI’s intellectual property; business, regulatory, political, operational, financial and economic risks related to SES AI’s business operations outside the United States; SES AI’s failure to satisfy certain NYSE listing requirements may result in its Class A common stock being delisted from the NYSE, which could eliminate or adversely affect the trading market for SES AI’s Class A common stock; the volatility of SES AI’s common stock and value of SES AI’s public warrants; and the other risks described in “Part I, Item 1A. Risk Factors” in our annual report on Form 10-K for the fiscal year ended December 31, 2023 filed with the Securities and Exchange Commission (“SEC”) on February 27, 2024 and other documents filed from time to time with the SEC. There may be additional risks that SES AI presently knows and/or believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SES AI’s expectations, plans or forecasts of future events and views only as of the date of this press release. SES AI anticipates that subsequent events and developments will cause its assessments to change. However, while SES AI may elect to update these forward-looking statements at some point in the future, SES AI specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SES AI’s assessments as of any date subsequent to the date of this press release.

Contacts:

For the media:

pr@ses.ai

For investors:

ir@ses.ai